Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Divestitures

Note 2
Acquisitions and Divestitures

Wireless

Spectrum License Transactions

Since 2015, we have entered into several strategic spectrum transactions including:

•
In January 2015, the FCC completed an auction of 65MHz of spectrum, which it identified as the Advanced Wireless Services (AWS)-3 band. Verizon participated in that auction and was the high bidder on 181 spectrum licenses, for which we paid cash of approximately $10.4 billion. During the fourth quarter of 2014, we made a deposit of $0.9 billion related to our participation in this auction. During the first quarter of 2015, we submitted an application to the FCC and paid the remaining $9.5 billion to the FCC to complete payment for these licenses. The cash payment of $9.5 billion is classified within Acquisitions of wireless licenses on our consolidated statement of cash flows for the year ended December 31, 2015. The FCC granted us these spectrum licenses in April 2015.

•
During the fourth quarter of 2015, we completed a license exchange transaction with an affiliate of T-Mobile USA, Inc. (T-Mobile USA) to exchange certain AWS and Personal Communication Services (PCS) spectrum licenses. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2015.

•
During the fourth quarter of 2015, we entered into a license exchange agreement with affiliates of AT&T Inc. (AT&T) to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in March 2016. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016.

•
During the first quarter of 2016, we entered into a license exchange agreement with affiliates of Sprint Corporation to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in September 2016. As a result, we received $0.3 billion of AWS and PCS spectrum licenses at fair value and recorded an insignificant gain in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016.

•
During the fourth quarter of 2016, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in February 2017. As a result, we received $1.0 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2017.

•
During the first quarter of 2017, we entered into a license exchange agreement with affiliates of Sprint Corporation to exchange certain PCS spectrum licenses. This non-cash exchange was completed in May 2017. As a result, we received $0.1 billion of PCS spectrum licenses at fair value and recorded an insignificant gain in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2017.

•
During the third quarter of 2017, we entered into a license exchange agreement with affiliates of T-Mobile USA to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in December 2017. As a result, we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of $0.1 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2017.

Tower Monetization Transaction

In March 2015, we completed a transaction with American Tower Corporation (American Tower) pursuant to which American Tower acquired the exclusive rights to lease and operate approximately 11,300 of our wireless towers for an upfront payment of $5.0 billion. Under the terms of the leases, American Tower has exclusive rights to lease and operate the towers over an average term of approximately 28 years. As the leases expire, American Tower has fixed-price purchase options to acquire these towers based on their anticipated fair market values at the end of the lease terms. As part of this transaction, we also sold 162 towers for $0.1 billion. We have subleased capacity on the towers from American Tower for a minimum of 10 years at current market rates, with options to renew. The upfront payment, including the towers sold, which is primarily included within Other liabilities on our consolidated balance sheets, was accounted for as deferred rent and as a financing obligation. The $2.4 billion accounted for as deferred rent, which is presented within Other, net cash flows provided by operating activities, relates to the portion of the towers for which the right-of-use has passed to the tower operator. The $2.7 billion accounted for as a financing obligation, which is presented within Other, net cash flows used in financing activities, relates to the portion of the towers that we continue to occupy and use for network operations. See Note 5 for additional information.

Straight Path

In May 2017, we entered into a purchase agreement to acquire Straight Path Communications Inc. (Straight Path), a holder of millimeter wave spectrum configured for fifth-generation (5G) wireless services, for consideration reflecting an enterprise value of approximately $3.1 billion. Under the terms of the purchase agreement, we agreed to pay (i) Straight Path shareholders $184.00 per share, payable in Verizon shares, and (ii) certain transaction costs payable in cash of approximately $0.7 billion, consisting primarily of a fee to be paid to the FCC. The acquisition is subject to customary regulatory approvals and closing conditions, and is expected to close by the end of the first quarter of 2018.

Other

During 2017, 2016 and 2015, we entered into and completed various other wireless license transactions for an insignificant amount of cash consideration.

Wireline

Access Line Sale

In February 2015, we entered into a definitive agreement with Frontier Communications Corporation (Frontier) pursuant to which Verizon sold its local exchange business and related landline activities in California, Florida and Texas, including Fios Internet and video customers, switched and special access lines and high-speed Internet service and long distance voice accounts in these three states, for approximately $10.5 billion (approximately $7.3 billion net of income taxes), subject to certain adjustments and including the assumption of $0.6 billion of indebtedness from Verizon by Frontier (Access Line Sale). The transaction, which included the acquisition by Frontier of the equity interests of Verizon’s incumbent local exchange carriers (ILECs) in California, Florida and Texas, did not involve any assets or liabilities of Verizon Wireless. The transaction closed on April 1, 2016.

The transaction resulted in Frontier acquiring approximately 3.3 million voice connections, 1.6 million Fios Internet subscribers, 1.2 million Fios video subscribers and the related ILEC businesses from Verizon. For the years ended December 31, 2016 and 2015, these businesses generated revenues of approximately $1.3 billion and $5.3 billion, respectively, and operating income of $0.7 billion and $2.8 billion, respectively, for Verizon. The operating results of these businesses are excluded from our Wireline segment for all periods presented to reflect comparable segment operating results consistent with the information regularly reviewed by our chief operating decision maker.

During April 2016, Verizon used the net cash proceeds received of $9.9 billion to reduce its consolidated indebtedness. See Note 6 for additional information. The assets and liabilities that were sold were included in Verizon’s continuing operations and classified as assets held for sale and liabilities related to assets held for sale on our consolidated balance sheets through the completion of the transaction on April 1, 2016. As a result of the closing of the transaction, we derecognized property, plant and equipment of $9.0 billion, goodwill of $1.3 billion, $0.7 billion of defined benefit pension and other postretirement benefit plan obligations and $0.6 billion of indebtedness assumed by Frontier.

We recorded a pre-tax gain of approximately $1.0 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2016. The pre-tax gain included a $0.5 billion pension and postretirement benefit curtailment gain due to the elimination of the accrual of pension and other postretirement benefits for some or all future services of a significant number of employees covered by three of our defined benefit pension plans and one of our other postretirement benefit plans.

XO Holdings

In February 2016, we entered into a purchase agreement to acquire XO Holdings’ wireline business (XO), which owned and operated one of the largest fiber-based Internet Protocol (IP) and Ethernet networks in the U.S. Concurrently, we entered into a separate agreement to utilize certain wireless spectrum from a wholly-owned subsidiary of XO Holdings, NextLink Wireless LLC (NextLink), that holds its wireless spectrum, which included an option, subject to certain conditions, to buy the subsidiary. In February 2017, we completed our acquisition of XO for total cash consideration of approximately $1.5 billion, of which $0.1 billion was paid in 2015.

In April 2017, we exercised our option to buy NextLink for approximately $0.5 billion, subject to certain adjustments. The transaction closed in January 2018. The spectrum acquired as part of the transaction will be used for our 5G technology deployment.

The consolidated financial statements include the results of XO’s operations from the date the acquisition closed. If the acquisition of XO had been completed as of January 1, 2016, the results of operations of Verizon would not have been significantly different than our previously reported results of operations.

The acquisition of XO was accounted for as a business combination. The consideration was allocated to the assets acquired and liabilities assumed based on their fair values as of the close of the acquisition. We recorded approximately $1.2 billion of plant, property and equipment, $0.2 billion of goodwill and $0.2 billion of other intangible assets. Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the XO transaction represents future economic benefits we expect to achieve as a result of the acquisition. The goodwill related to this acquisition is included within our Wireline segment. See Note 3 for additional information.

Data Center Sale

In December 2016, we entered into a definitive agreement, which was subsequently amended in March 2017, with Equinix, Inc. (Equinix) pursuant to which we agreed to sell 23 customer-facing data center sites in the U.S. and Latin America for approximately $3.6 billion, subject to certain adjustments (Data Center Sale). The transaction closed in May 2017.

For the years ended December 31, 2017 and 2016, these sites generated an insignificant amount of revenues and earnings. As a result of the closing of the transaction, we derecognized assets with a carrying value of $1.4 billion, primarily consisting of goodwill, property, plant and equipment and other intangible assets. The liabilities associated with the sale were insignificant.

In connection with the Data Center Sale and other insignificant divestitures, we recorded a net gain on sale of divested businesses of approximately $1.8 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2017.

WideOpenWest, Inc.

In August 2017, we entered into a definitive agreement to purchase certain fiber-optic network assets in the Chicago market from WideOpenWest, Inc. (WOW!), a leading provider of communications services. The transaction closed in December 2017. In addition, the parties entered into a separate agreement pursuant to which WOW! will complete the build-out of the network assets we acquired by the second half of 2018. The total cash consideration for the transactions is expected to be approximately $0.3 billion, of which $0.2 billion is related to the transaction that closed in December 2017.

Other

Acquisition of AOL Inc.

In May 2015, we entered into an Agreement and Plan of Merger (the Merger Agreement) with AOL Inc. (AOL) pursuant to which we commenced a tender offer to acquire all of the outstanding shares of common stock of AOL at a price of $50.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes.

On June 23, 2015, we completed the tender offer and merger, and AOL became a wholly-owned subsidiary of Verizon. The aggregate cash consideration paid by Verizon at the closing of these transactions was approximately $3.8 billion. Holders of approximately 6.6 million shares exercised appraisal rights under Delaware law. If they had not exercised these rights, Verizon would have paid an additional $330 million for such shares at the closing.

AOL was a leader in the digital content and advertising platform space. Verizon has been investing in emerging technology that taps into the market shift to digital content and advertising. AOL’s business model aligns with this approach, and we believe that its combination of owned and operated content properties plus a digital advertising platform enhances our ability to further develop future revenue streams.

The acquisition of AOL has been accounted for as a business combination. The fair values of the assets acquired and liabilities assumed were determined using the income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in ASC 820, other than long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired technology and customer relationships. The income approach indicates value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for property, plant and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

The following table summarizes the consideration to AOL’s shareholders and the identification of the assets acquired, including cash acquired of $0.5 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of AOL’s noncontrolling interests:

(dollars in millions)	As of June 23, 2015
Cash payment to AOL’s equity holders	$3,764
Estimated liabilities to be paid(1)	377
Total consideration	$4,141

Assets acquired:
Goodwill	$1,938
Intangible assets subject to amortization	2,504
Other	1,551
Total assets acquired	5,993

Liabilities assumed:
Total liabilities assumed	1,851

Net assets acquired:	4,142
Noncontrolling interest	(1)
Total consideration	$4,141

(1)
During the years ended December 31, 2017 and 2016, we made cash payments of $1 million and $179 million, respectively, in respect of acquisition-date estimated liabilities to be paid. As of December 31, 2017, the remaining balance of estimated liabilities to be paid was $197 million.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the AOL transaction represents future economic benefits we expect to achieve as a result of combining the operations of AOL and Verizon as well as assets acquired that could not be individually identified and separately recognized. The goodwill related to this acquisition is included within Corporate and other. See Note 3 for additional information.

Acquisition of Yahoo! Inc.’s Operating Business

In July 2016, Verizon entered into a stock purchase agreement (the Purchase Agreement) with Yahoo! Inc. (Yahoo). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions thereof, we agreed to acquire the stock of one or more subsidiaries of Yahoo holding all of Yahoo’s operating business for approximately $4.83 billion in cash, subject to certain adjustments (the Transaction).

In February 2017, Verizon and Yahoo entered into an amendment to the Purchase Agreement, pursuant to which the Transaction purchase price was reduced by $350 million to approximately $4.48 billion in cash, subject to certain adjustments. Subject to certain exceptions, the parties also agreed that certain user security and data breaches incurred by Yahoo (and the losses arising therefrom) were to be disregarded (1) for purposes of specified conditions to Verizon’s obligations to close the Transaction and (2) in determining whether a "Business Material Adverse Effect" under the Purchase Agreement has occurred.

Concurrently with the amendment of the Purchase Agreement, Yahoo and Yahoo Holdings, Inc., a wholly-owned subsidiary of Yahoo that Verizon agreed to purchase pursuant to the Transaction, also entered into an amendment to the related reorganization agreement, pursuant to which Yahoo (which has changed its name to Altaba Inc. following the closing of the Transaction) retains 50% of certain post-closing liabilities arising out of governmental or third-party investigations, litigations or other claims related to certain user security and data breaches incurred by Yahoo prior to its acquisition by Verizon, including an August 2013 data breach disclosed by Yahoo on December 14, 2016. At that time, Yahoo disclosed that more than one billion of the approximately three billion accounts existing in 2013 had likely been affected. In accordance with the original Transaction agreements, Yahoo will continue to retain 100% of any liabilities arising out of any shareholder lawsuits (including derivative claims) and investigations and actions by the SEC.

In June 2017, we completed the Transaction. The aggregate purchase consideration of the Transaction was approximately $4.7 billion, including cash acquired of $0.2 billion.

Prior to the closing of the Transaction, pursuant to a related reorganization agreement, Yahoo transferred all of the assets and liabilities constituting Yahoo’s operating business to the subsidiaries that we acquired in the Transaction. The assets that we acquired did not include Yahoo’s ownership interests in Alibaba, Yahoo! Japan and certain other investments, certain undeveloped land recently divested by Yahoo, certain non-core intellectual property or its cash, other than the cash from its operating business we acquired. We received for our benefit and that of our current and certain future affiliates a non-exclusive, worldwide, perpetual, royalty-free license to all of Yahoo’s intellectual property that was not conveyed with the business.

In October 2017, based upon information that we received in connection with our integration of Yahoo's operating business, we disclosed that we believe that the August 2013 data breach previously disclosed by Yahoo affected all of its accounts.

Oath, our organization that combines Yahoo’s operating business with our existing Media business, includes diverse media and technology brands that engage approximately a billion people around the world. We believe that Oath, with its technology, content and data, will help us expand the global scale of our digital media business and build brands for the future.

The acquisition of Yahoo’s operating business has been accounted for as a business combination. We are currently assessing the identification and measurement of the assets acquired and liabilities assumed. The preliminary results, which are summarized below, will be finalized within 12 months following the close of the acquisition. The preliminary results do not include any amount for potential liability arising from certain user security and data breaches since a reasonable estimate of loss, if any, cannot be determined at this time. We will continue to evaluate the accounting for these contingencies in conjunction with finalizing our accounting for this business combination and thereafter. When the valuations are finalized, any changes to the preliminary valuation of assets acquired and liabilities assumed may result in adjustments to the preliminary fair value of the net identifiable assets acquired and goodwill.

The fair values of the assets acquired and liabilities assumed were determined using the income, cost, market and multiple period excess earnings approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in ASC 820 other than long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired technology and customer relationships. The income approach indicates value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for property, plant and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

The following table summarizes the consideration to Yahoo’s shareholders and the preliminary identification of the assets acquired, including cash acquired of $0.2 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of Yahoo’s noncontrolling interests:

(dollars in millions)	As of June 13, 2017	Measurement-period adjustments (1)	As of December 31, 2017
Cash payment to Yahoo’s equity holders	$4,723	$(50)	$4,673
Estimated liabilities to be paid	38	—	38
Total consideration	$4,761	$(50)	$4,711

Assets acquired:
Goodwill	$874	$1,055	$1,929
Intangible assets subject to amortization	2,586	(713)	1,873
Property, plant, and equipment	1,796	9	1,805
Other	1,362	(30)	1,332
Total assets acquired	6,618	321	6,939

Liabilities assumed:
Total liabilities assumed	1,824	354	2,178

Net assets acquired:	4,794	(33)	4,761
Noncontrolling interest	(33)	(17)	(50)
Total consideration	$4,761	$(50)	$4,711

(1)
Adjustments to preliminary fair value measurements to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date.

On the closing date of the Transaction, each unvested and outstanding Yahoo restricted stock unit award that was held by an employee who became an employee of Verizon was replaced with a Verizon restricted stock unit award, which is generally payable in cash upon the applicable vesting date. The value of those outstanding restricted stock units on the acquisition date was approximately $1.0 billion.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill is primarily attributable to increased synergies that are expected to be achieved from the integration of Yahoo’s operating business into our Media business. The preliminary goodwill related to this acquisition is included within Corporate and other. See Note 3 for additional information.

The consolidated financial statements include the results of Yahoo’s operating business from the date the acquisition closed. If the acquisition of Yahoo’s operating business had been completed as of January 1, 2016, the results of operations of Verizon would not have been significantly different than our previously reported results of operations.

Acquisition and Integration Related Charges

In connection with the Yahoo Transaction, we recognized $0.8 billion of acquisition and integration related charges during the year ended December 31, 2017, of which $0.5 billion, $0.1 billion and $0.2 billion related to Severance, Transaction costs and Integration costs, respectively. These charges were recorded in Selling, general and administrative expense on our consolidated statements of income.

Fleetmatics Group PLC

In July 2016, we entered into an agreement to acquire Fleetmatics Group PLC, a public limited company incorporated in Ireland (Fleetmatics). Fleetmatics was a leading global provider of fleet and mobile workforce management solutions. Pursuant to the terms of the agreement, we acquired Fleetmatics for $60.00 per ordinary share in cash. The aggregate merger consideration was approximately $2.5 billion, including cash acquired of $0.1 billion. We completed the acquisition on November 7, 2016. As a result of the transaction, Fleetmatics became a wholly-owned subsidiary of Verizon.

The consolidated financial statements include the results of Fleetmatics’ operations from the date the acquisition closed. Had this acquisition been completed on January 1, 2016 or 2015, the results of operations of Verizon would not have been significantly different than our previously reported results of operations. Upon closing, we recorded approximately $1.4 billion of goodwill and $1.1 billion of other intangibles.

The acquisition of Fleetmatics was accounted for as a business combination. The consideration was allocated to the assets acquired and liabilities assumed based on their fair values as of the close of the acquisition.

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the Fleetmatics transaction represents future economic benefits we expect to achieve as a result of the acquisition. The goodwill related to this acquisition is included within Corporate and other. See Note 3 for additional information.

Other

In July 2016, we acquired Telogis, Inc., a global cloud-based mobile enterprise management software business, for $0.9 billion of cash consideration. Upon closing, we recorded $0.5 billion of goodwill that is included within Corporate and other.

During 2017, 2016 and 2015, we entered into and completed various other transactions for an insignificant amount of cash consideration.

Real Estate Transaction

On May 19, 2015, we consummated a sale-leaseback transaction with a financial services firm for the buildings and real estate at our Basking Ridge, New Jersey location. We received total gross proceeds of $0.7 billion resulting in a deferred gain of $0.4 billion, which will be amortized over the initial leaseback term of twenty years. The leaseback of the buildings and real estate is accounted for as an operating lease. The proceeds received as a result of this transaction have been classified within Cash flows used in investing activities on our consolidated statement of cash flows for the year ended December 31, 2015.